Exhibit 10.2

FIRST AMENDMENT TO

SUBLEASE AGREEMENT

This FIRST AMENDMENT TO SUBLEASE AGREEMENT (this “Amendment”) is made and entered into effective as of this             day of February, 2017, by and between NXP USA, Inc. a Delaware corporation (hereinafter referred to as “Sublandlord”), and Everspin Technologies, Inc., a Delaware corporation (hereinafter referred to as “Subtenant”).

RECITALS:

WHEREAS, VWP-BV CM 5670, LLC, a Delaware limited liability company (“Master Landlord”), and Sublandlord, as successor in interest to NXP Semiconductors USA, Inc., a Delaware corporation, entered into that certain Lease dated June 23, 2014 (the “Lease”) regarding the lease of certain premises located at 5670 West Chandler Blvd., Chandler, Arizona 85226, as more particularly described in the Lease (the “Premises”); and

WHEREAS, Sublandlord and Subtenant entered into that certain Sublease Agreement (the “Sublease”) dated effective January 31, 2017, whereby Subtenant subleased from Sublandlord approximately 6,560 square feet out of the first floor of the Premises as more particularly identified therein (the “Original Subleased Premises”).

WHEREAS, capitalized terms used in this Amendment and not otherwise defined will have the same meaning as given to them in the Sublease.

WHEREAS, the parties desire to amend the Sublease in accordance with the terms and conditions of this Amendment.

NOW, THEREFORE, in consideration of the foregoing premises, the mutual promises hereinafter made and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. Expansion of the Premises. Effective as of March 1, 2017 (the “Expansion Effective Date”), the term “Subleased Premises” shall mean both the Original Subleased Premises and those certain premises consisting of approximately 3,463 rentable square feet located adjacent to the Existing Subleased Premises (the “Expansion Premises”). The Existing Subleased Premises together with the Expansion Premises are depicted on Exhibit A attached hereto. Except as expressly set forth otherwise herein, the Expansion Premises shall be subject to the same terms and conditions as the Original Subleased Premises, as set forth in the Sublease. For clarification, the initial Term (with respect to the entire Premises) expires on January 31, 2022, and Subtenant’s option to renew the Term, set forth in Section 2 of the Sublease, must be exercised with respect to the entire Subleased Premises. From and after the Expansion Effective Date, the Base Rent for the Expansion Premises for the initial Term shall be as set forth below:

First Amendment to Sublease Agreement

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Lease Month	Annual Base Rent for Expansion Premises	Monthly Base Rent for Expansion Premises
March 1, 2017-May 31, 2017	$0.00 per rentable square foot	$0.00
April 1, 2017-February 28, 2018	$18.00 per rentable square foot	$5,194.50
March 1, 2018-February 28, 2019	$18.50 per rentable square foot	$5,338.79
March 1, 2019-February 29, 2020	$19.00 per rentable square foot	$5,483.08
March 1, 2020-February 28, 2021	$19.50 per rentable square foot	$5,627.38
March 1, 2021-January 31, 2022	$20.00 per rentable square foot	$5,771.67

Sublandlord shall permit Subtenant to access the Expansion Premises prior to the Expansion Effective Date for the purpose of making the Expansion Premises ready for occupancy and such access shall be subject to all of the provisions of the Sublease (other than the requirement to pay Rent); provided, however, that the (i) consent of Master Landlord is obtained prior to such access (or any occupancy); and (ii) Subtenant delivers to Sublandlord copies of policies of insurance required under the Sublease or certificates evidencing the existence and amounts of such insurance. Said early access or possession shall not advance the expiration date of the Term.

2. Furniture. Sublandlord shall leave the furniture located in the Expansion Premises as of the Expansion Effective Date for Subtenant’s use (the “Furniture”). Sublandlord shall have no duty to repair or replace the Furniture during the Term of the Sublease, and Sublandlord makes no representation or warranty as to the quality or condition of the Furniture.

3. Sublandlord Construction. Within three (3) months after the Expansion Effective Date, Sublandlord shall install one demising wall in the location shown on Exhibit B attached hereto. Subtenant shall, at no cost to Subtenant, cooperate with Sublandlord as needed to complete such installation.

4. Tenant Construction. For clarification, if Subtenant desires to install a break room, kitchenette and/or IDF closet in the Subleased Premises, such alterations shall be subject to Section 11 of the Sublease.

5. Master Landlord Consent. Sublandlord and Subtenant each acknowledge and agree that this Amendment is subject to and conditioned upon the Sublandlord obtaining the prior written consent of Master Landlord in accordance with the terms of the Lease.

6. Full Force and Effect. Except as expressly amended by this Amendment, all terms and conditions of the Sublease remain unmodified, in full force and effect.

7. Broker. The parties acknowledge that they have not dealt with any broker or finder in connection with this Amendment, except Mike Shellow, agent for CBRE (“Broker”), and Jim Sadler, agent for Keyser (“Subtenant’s Broker”). Sublandlord agrees to pay, pursuant to a separate agreement, any commissions due to Broker and Subtenant’s Broker arising in connection with this

First Amendment to Sublease Agreement

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Amendment. Sublandlord and Subtenant hereby represent and warrant each to the other that they have not employed any agents, brokers or other such parties in connection with this Amendment, other than Broker and Subtenant’s Broker, and each agrees that they shall indemnity and hold the other harmless from and against any and all claims of all other agents, brokers or other such parties claiming by, through or under the respective indemnifying party in connection with this Amendment.

8. Authority. Each party represents and warrants that it has due power and lawful authority to execute and deliver this Amendment and to perform its obligations hereunder; and the Sublease and this Amendment are the valid, binding and enforceable obligations of such party.

First Amendment to Sublease Agreement

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IN WITNESS WHEREOF, the parties hereto have hereunto set their hands and seals the day and year first above written.

SUBLANDLORD:

NXP USA, INC.
a Delaware corporation

By:	/s/ Katherine Haight
Name:	Katherine Haight
Title:	Authorized Representative

Date:	February 13, 2017

SUBLANDLORD:

NXP USA, INC.
a Delaware corporation

By:	/s/ Jeff Winzeler
Name:	Jeff Winzeler
Title:	CFO

Date:	02/09/17

First Amendment to Sublease Agreement

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CONSENT OF LANDLORD TO AMENDMENT TO SUBLEASE

VWP-BV CM 5670, LLC, a Delaware limited liability company (“Master Landlord”) hereby consents to the terms and conditions of that certain First Amendment to Sublease Agreement by and between NXP USA, Inc., a Delaware corporation (“Sublandlord”) and Everspin Technologies, Inc., a Delaware corporation (“Subtenant”), subject to the terms and conditions set forth in that certain Consent of Landlord to Sublease attached to the Sublease.

MASTER LANDLORD:

VWP-BV CM 5670, LLC, a Delaware
limited liability company

By: VWP-BV 1 Chandler Midway, LLC, a Delaware limited liability company, Sole Member

By: VWP Chandler Midway Manager, LLC, an Arizona limited liability company, Manager

By: ViaWest Properties, LLC, an Arizona limited liability company, its Manager

By:	/s/ Steven R. Schull
Name:	Steven R. Schull
Title:	Manager

Date:	3/10/17

First Amendment to Sublease Agreement

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EXHIBIT A

THE SUBLEASED PREMISES

The space identified as “Area 1” on the attached exhibit.

First Amendment to Sublease Agreement

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Everspin Technologies
Chandler Midway Corporate Center

Tenant Improvement
Suite 100
5670 W. Chandler Boulevard
Chandler, Arizona 85226

THIS PROJECT

1 EXISTING PLAN - 1ST FLOOR

NORTH

VICINITY MAP

PROJECT TEAM:

DRAWING INDEX

GENERAL

ARCHITECTURAL

MECHANICAL

ELECTRICAL

PROJECT INFORMATION

GOVERNING BUILDING CODES:

LEGEND

GENERAL NOTES:

EVERSPIN TECHNOLOGIES

G-000

CONFERENCE
OFFICE
OFFICE
OFFICE
OFFICE
OFFICE
CONFERENCE
RECEPTION
OPEN OFFICE
STAIR
WOMEN
COPY AREA
STAIR
TEST ROOM
HALLWAY
STORAGE
MULTI-PURPOSE
EQUIPMENT
SOLDER RM

1 ARCHITECTURAL - FLOOR PLAN - DEMOLITION

KEYED NOTES

GENERAL NOTES

EVERSPIN TECHNOLOGIES

A-100

TEST ROOM
FACILITIES
EQUIPMENT
OPEN OFFICE
OFFICE
CONFERENCE
RECEPTION
WOMEN
EXISTING
STAIR
HALLWAY
STORAGE
MULTIPURPOSE

1 ARCHITECTURAL - FLOOR PLAN

KEYED NOTES

GENERAL NOTES

EVERSPIN TECHNOLOGIES

A-200

KEYED NOTES

GENERAL NOTES

1
2
3
4
5
D
C
B
A
STAIR
ELEV. RM
CONFERENCE
OFFICE
OFFICE
OFFICE
TEST FLOOR
EQUIPMENT LAB
HALLWAY
STORAGE
EXISTING

1 ARCHITECTURAL - REFLECTED CEILING PLAN - DEMOLITION

EVERSPIN TECHNOLOGIES

ELECTRONICS TEST FACILITY RELOCATION

ARCHITECTURAL

1ST FLOOR

REFLECTED CEILING PLAN - DEMOLITION

A-300

ELEC RM
STAIR
OPEN OFFICE
OPEN OFFICE
WOMEN
EXISTING

1 ARCHITECTURAL - KYRENE - REFLECTED CEILING PLAN - INSTALL

KEYED NOTES

GENERAL NOTES

EVERSPIN TECHNOLOGIES

A-400

W1
W2

WALL TYPES

DOOR SCHEDULE

DOOR NO.	DOOR SIZE	DOOR	FRAME	FIRE RATING	HARDWARE	REMARKS
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]

LEGEND:

[illegible]

HARDWARE SPECIFICATION:

[illegible]

DOOR REMARKS

[illegible]

GENERAL DOOR NOTES

[illegible]

FINISH SCHEDULE:

[illegible]

DOOR TYPES

FRAME TYPES

KEYNOTES

[illegible]

DOOR JAMB- HOLLOW METAL FRAME

DOOR JAMB- KNOCK DOWN FRAME

MOUNTING HEIGHTS

EVERSPIN TECHNOLOGIES

A-900

PIPING FLOWSTREAM ID

PIPE FITTING SYMBOLS

VALVE SYMBOLS

DUCTWORK SYMBOLS

ABBREVIATIONS

VALVE DESIGNATION

EQUIPMENT SYMBOLS

ANNOTATION SYMBOLS

GENERAL SYMBOLS

INTERFACE SYMBOLS

EQUIPMENT TAG NUMBERS

FIXTURE IDENTIFICATION

AIR OUTLET/INLET DESIGNATION

GENERAL NOTES

EVERSPIN TECHNOLOGIES

MECHANICAL
COVER SHEET

M-000

1
MECHANICAL - OVER ALL HVAC PLAN - DEMO

GENERAL NOTES

KEYED NOTES

EVERSPIN TECHNOLOGIES

M-100

1 MECHANICAL - OVER ALL HVAC PLAN - INSTALL

GENERAL NOTES

KEYED NOTES

EVERSPIN TECHNOLOGIES
The MRAM Company

M-200

OUTSIDE AIR SCHEDULE (KYRENE BUILDING)

GENERAL NOTES

KEYED NOTES

EVERSPIN TECHNOLOGIES

M-900

ELECTRICAL POWER SYMBOLS

CONDUIT TYPES

ABBREVIATIONS

ELECTRICAL LIGHTING SYMBOLS

FIRE ALARM SYMBOLS

CONTROL DIAGRAM SYMBOLS

COMMUNICATIONS SYMBOLS

GROUNDING SYMBOLS

MISCELLANEOUS SYMBOLS

SINGLE LINE DIAG. SYMBOLS

SPECIAL SYSTEMS SYMBOLS

FIRE ALARM GENERAL NOTES

FIRE DEPT. NOTES

ELECTRICAL GENERAL NOTES

PUSH ENGINEERING

EVERSPIN TECHNOLOGIES
The MRAM Company

FIRST FLOOR
ELECTRICAL

E-000

1
2
3
4
5
D
C
B
A
STORAGE
FACILITIES

1 ELECTRICAL - KYRENE - FLOOR PLAN - INSTALL

GENERAL NOTES

KEYED NOTES

PE
PUGH ENGINEERING

EVERSPIN TECHNOLOGIES

E-200

SCOPE OF WORK
1 LIGHTING - KYRENE - CEILING PLAN - INSTALL

GENERAL NOTES

KEYED NOTES

CONT. KEYED NOTES

PUSH ENGINEERING

EVERSPIN TECHNOLOGIES

E-400

S.E.S. CODE LOAD CALCULATIONS

S.E.S. METER LOAD CALCULATIONS

KEYED NOTES

GENERAL NOTES

SCOPE OF WORK

P E

EVERSPIN TECHNOLOGIES
The MRAM Company

E-600

GENERAL NOTES

KEYED NOTES

1 PANEL SCHEDULES

PUSH ENGINEERING

EVERSPIN TECHNOLOGIES

The MRAM Company

ELECTRONICS TEST FACILITY RELOCATION

FIRST FLOOR

ELECTRICAL

PANEL SCHEDULES

E-600

GENERAL NOTES

A. [illegible]

KEYED NOTES

1. [illegible]

[illegible]

[illegible]

DESCRIPTION	[illegible]	[illegible]	CONDUCTORS PER PHASE	CONDUCTOR	CONDUIT	[illegible]	VOLTAGE	FLA	PH	WIRE SIZE	[illegible]	FEET	[illegible]	VOLTAGE DROP
[illegible]	[illegible]	[illegible]					[illegible]		[illegible]				[illegible]	
[illegible]	[illegible]	[illegible]	1	COPPER	METALLIC	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
[illegible]	[illegible]												[illegible]	
[illegible]	[illegible]	[illegible]	1	COPPER	METALLIC	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]

1 PANEL SCHEDULES

PUSH ENGINEERING

EVERSPIN TECHNOLOGIES

The MRAM Company!

ELECTRONICS TEST FACILITY RELOCATION

FIRST FLOOR

ELECTRICAL

PANEL SCHEDULES

E-910

EXHIBIT B

THE DEMISING WALL

See attached

First Amendment to Sublease Agreement

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NEW DEMISING PARTITION

NOT FOR CONSTRUCTION

DEMISING PLAN

NXP SUBLEASE
Chandler Midway Corporate Center
5670 W. Chandler Blvd
Chandler, Arizona 85226

AJANTA DESIGN
3138 EAST McDOWELL ROAD
PHOENIX, ARIZONA 85008
P: 480.305.1453
www.ajantadesign.com

PROJECT:	118.1701
DATE:	01/31/17
SCALE:	1/8" = 1'-0"

SK-01